UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 8, 2009
MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12367	22-2906244
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)
2704 West Roscoe Street, Chicago, Illinois 60618
(Address of Principal Executive Offices)          (Zip Code)
Registrant’s telephone number, including area code: (773) 961-2222
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     As previously disclosed, on February 12, 2009, Midway Games Inc. (the “Registrant”) and its United States subsidiaries (the “Debtors”) filed voluntary petitions for protection under Chapter 11 of the United States Bankruptcy Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Registrant and its United States subsidiaries are currently operating as debtors-in-possession under the supervision of the Court.
     On May 8, 2009, the Debtors filed with the Court their monthly operating report for the period February 12, 2009 through and including March 31, 2009 (the “Monthly Operating Report”). A copy of the Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This current report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.
     The Registrant cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any securities of the Registrant. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Office of the United States Trustee. The Monthly Operating Report was not audited or reviewed by independent accountants, is in a format prescribed by applicable requirements of the Office of the United States Trustee, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the securities of the Registrant, the Monthly Operating Report contains any information beyond that required by the Office of the United States Trustee. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Registrant’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Registrant’s’ financial condition or operating results for the period that would be reflected in the Registrant’s financial statements or in reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.
     This current report and Exhibit 99.1 contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, the Registrant’s beliefs concerning future business conditions, outlook based on currently available information and statements regarding the Registrant’s expectations concerning the bankruptcy process. The Registrant’s actual results could differ materially from those anticipated in the forward-looking statements as a result of these risks and uncertainties. These risks and uncertainties, include, without limitation, (1) the ability of the Registrant to continue as a going concern or to sell substantially all of its assets as a going concern; (2) the ability of the Registrant to develop, pursue, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 Cases; (3) the ability of the Registrant to continue to use the purported cash collateral of its purported secured creditor; (4) the ability of the Registrant to obtain court approval of its motions in the Chapter 11 Cases pursued by it from time to time; (5) risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Registrant to propose and confirm one or more plans of reorganization, or the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; (6) the ability of the Registrant to obtain and maintain normal terms with vendors and service providers; (7) the ability of the Registrant to maintain contracts that are critical to its operations; (8) potential adverse developments with respect to the Registrant’s liquidity or results of operations; (9) the ability of the Registrant to fund and execute its business plan; (10) the ability of the Registrant to retain and compensate key executives and other key employees; (11) the ability of the Registrant to attract and retain customers; and (12) any further deterioration in the macroeconomic environment or consumer confidence. Where possible, we have identified these forward-looking statements by words such as “may,” “will,” “should,” “could,” “expect,” “eventually,” “anticipate,” “plan,” “strategy,” “believe,” “estimate,” “seek,” “intend” and similar expressions. Each forward-looking statement, including, without limitation, financial guidance, speaks only as of the date on which it is made, and the Registrant undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances, except as required by law.

Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description
99.1	Monthly Operating Report for the period February 12, 2009 through and including March 31, 2009, filed with the United States Bankruptcy Court for the District of Delaware

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.
May 13, 2009	By:	/s/ Matthew V. Booty
Matthew V. Booty
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Monthly Operating Report for the period February 12, 2009 through and including March 31, 2009, filed with the United States Bankruptcy Court for the District of Delaware